Exhibit 10.4

Execution Version

THIS INCREMENTAL AMENDMENT, THE NOTE REFERRED TO HEREIN, AND THE SECURITIES INTO WHICH SUCH NOTE MAY BE CONVERTED HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS.

THIS INCREMENTAL AMENDMENT, THE NOTE REFERRED TO HEREIN (AND ALL PAYMENT AND ENFORCEMENT PROVISIONS HEREIN AND THEREIN) ARE SUBJECT TO THE TERMS OF THE SUBORDINATION AGREEMENT (AS DEFINED IN SUCH NOTE). ANY ASSIGNMENT OR TRANSFER OF THIS NOTE SHALL BE SUBJECT TO THE TERMS OF SUCH SUBORDINATION AGREEMENT.

INCREMENTAL AMENDMENT

This INCREMENTAL AMENDMENT (this “Agreement”) dated as of October 28, 2022 (the “Incremental Effective Date”) is by and among Entrust Emerald (Cayman) LP, a Cayman Islands limited partnership, in its capacity as the “Initial Noteholder” under the Note referred to below (in such capacity, the “Initial Noteholder”), each of the entities listed under the caption “Incremental Noteholders” on the signature pages hereto (each, an “Incremental Noteholder” and, collectively, the “Incremental Noteholders”), EG Acquisition Corp., a Delaware corporation (the “SPAC”), and LGM Enterprises, LLC, a North Carolina limited liability company (the “Borrower”). Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Note referred to below.

R E C I T A L S

A. The Borrower and the Initial Noteholder have heretofore entered into that certain Senior Subordinated Convertible Note dated as of October 17, 2022 (as amended by this Agreement and as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Note”).

B. The Borrower has requested that Incremental Loans be made under the Note in an aggregate original funded principal amount equal to $35,000,000 (such incremental loans, the “Incremental Loans”).

C. The Incremental Noteholders are willing to provide the Incremental Loans to the Borrower on the Incremental Effective Date, and the parties hereto wish to amend the Note on the terms and subject to the conditions set forth herein and in the Note.

D. NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. INCREMENTAL LOANS.

1.1 Each Incremental Noteholder hereby agrees, severally and not jointly, to make an Incremental Loan to the Borrower on the Incremental Effective Date in Dollars in an aggregate original funded principal amount equal to the amount set forth opposite such Incremental Noteholder’s name on Schedule I attached hereto (each, an “Incremental Loan Commitment” and, collectively, the “Incremental Loan Commitments”) on the terms set forth herein and in the Note (as amended hereby), and subject to the conditions set forth herein. Upon funding thereof, the Incremental Loans shall be deemed to be “Loans” as defined in the Note (as amended hereby) for all purposes of the Note Documents having terms and provisions identical to those applicable to the existing Loans outstanding immediately prior to the Incremental Effective Date (the “Existing Loans”).

1.2 The Incremental Loans shall be made as a single borrowing. Notwithstanding anything to the contrary contained herein or in the Note, from and after the Incremental Effective Date, the Existing Loans and the Incremental Loans shall constitute a single class and a single borrowing of Loans for all purposes under the Note (as amended hereby).

1.3 The commitments of the Incremental Noteholders pursuant to Section 1.1 shall terminate upon the making of the Incremental Loans on the Incremental Effective Date.

1.4 Each Incremental Noteholder (i) confirms that a copy of the Note and the other applicable Note Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and make an Incremental Loan have been made available to such Incremental Noteholder; (ii) agrees that it will, independently and without reliance upon the Initial Noteholder or any other Noteholder or agent or representative thereof and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note or the other applicable Note Documents, including this Agreement; and (iii) acknowledges and agrees that upon the Incremental Effective Date such Incremental Noteholder shall be a “Noteholder” under, and for all purposes of, the Note and the other Note Documents, and shall be subject to and bound by the terms thereof, and shall perform all the obligations of and shall have all rights of a Noteholder thereunder.

2. CONVERSION, PAYMENTS, SATISFACTION, AND INTEREST. The Borrower and the Incremental Noteholders hereby agree that effective as of the Incremental Effective Date, the Incremental Loans, together with the other Loans, shall (a) be subject to conversion into equity interests of the SPAC in accordance with Section 2 of the Note, (b) be due and payable on the Maturity Date and satisfied in accordance with Section 3.1 of the Note, (c) amortize in accordance with Section 3.2 of the Note, (d) be subject to voluntary and mandatory prepayments and mandatory refinancing requirements as set forth in Section 3.4 and Section 3.5 of the Note, and (e) be subject to interest accruals and payment in accordance with Section 4 of the Note.

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3. CONDITIONS PRECEDENT. As conditions precedent to this Agreement and the making of the Incremental Loans on the Incremental Effective Date, the following conditions shall have been satisfied:

3.1 Counterparts. Counterparts of this Agreement shall be duly executed on behalf of the Borrower, the SPAC, the Initial Noteholder, and the Incremental Noteholders.

3.2 Certificate. The Borrower shall deliver to the Noteholders a certificate of the Borrower dated as of the Incremental Effective Date in form and substance reasonably satisfactory to the Majority Noteholders, (a) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such Incremental Loans, and (b) certifying that, before and after giving effect to such Incremental Loans, (i) the representations and warranties contained in Section 7 of the Note and in the other Note Documents are true and correct in all material respects (other than such representation or warranty expressly qualified by materiality or by reference to Material Adverse Effect, which shall be certified true and correct in all respects) on and as of the Incremental Effective Date, and (ii) no Event of Default exists.

4. REPRESENTATIONS AND WARRANTIES. In order to induce the Incremental Noteholders and the Initial Holder to enter into this Agreement and to induce the Incremental Noteholders to make the Incremental Loans hereunder:

4.1 The Borrower hereby represents and warrants to the Incremental Noteholders and the Initial Noteholder on and as of the Incremental Effective Date that (i) the representations and warranties contained in Section 7 of the Note and in the other Note Documents are hereby remade and remain true and correct in all material respects (other than such representation or warranty expressly qualified by materiality or by reference to Material Adverse Effect, which shall be certified true and correct in all respects) on and as of the Incremental Effective Date, and (ii) no Event of Default exists; and

4.2 The SPAC hereby represents and warrants to the Incremental Noteholders and the Initial Noteholder on and as of the Incremental Effective Date that the representations and warranties contained in Section 8 of the Note are hereby remade and remain true and correct in all material respects (other than such representation or warranty expressly qualified by materiality or by reference to Material Adverse Effect, which shall be certified true and correct in all respects) on and as of the Incremental Effective Date.

5. MISCELLANEOUS.

5.1 Effectiveness. This Agreement shall become effective as of the Incremental Effective Date, subject to (a) the satisfaction of the conditions set forth in Section 3 above and (b) the Initial Noteholder’s receipt of counterparts of this Agreement duly executed on behalf of the Incremental Noteholders and the Borrower.

5.2 Incorporation by Reference Miscellaneous Note Provisions. Sections 15.2, 15.4, 15.5, 15.6, 15.7, 15.10, 15.12, 15.13, 15.14, and 15.15 of the Note are hereby incorporated by reference, mutatis mutandis, as if such Section was set forth in full herein.

5.3 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

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5.4 Governing Law. This Agreement, and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Agreement, and the transactions contemplated hereby and thereby shall be governed by the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or of any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

5.5 Note Document. This Agreement is a Note Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first written above.

BORROWER:

LGM ENTERPRISES, LLC

By:	/s/ Thomas James Segrave, Jr.
Name: Thomas James Segrave, Jr.
Title: Sole Manager

[Signature Page to Incremental Amendment]

INITIAL NOTEHOLDER:

ENTRUST EMERALD (CAYMAN) LP

By: EnTrust Global Partners LLC, as general partner

By:	/s/ Matthew Lux
Name: Matthew Lux
Title: Senior Managing Director & General Counsel

[Signature Page to Incremental Amendment]

SPAC:

EG ACQUISITION CORP.

By:	/s/ Gregg S. Hymowitz
Name: Gregg S. Hymowitz
Title: Chief Executive Officer

[Signature Page to Incremental Amendment]

INCREMENTAL NOTEHOLDERS:

ETG OMNI LLC,
an Incremental Noteholder

By: EnTrust Global Partners LLC, as manager

By:	/s/ Matthew Lux
Name: Matthew Lux
Title: Senior Managing Director & General Counsel

[Signature Page to Incremental Amendment]

ENTRUST MAGNOLIA PARTNERS LP,
an Incremental Noteholder

By: EnTrust Global Partners LLC, as general partner

By:	/s/ Matthew Lux
Name: Matthew Lux
Title: Senior Managing Director & General Counsel

[Signature Page to Incremental Amendment]

Schedule I

As of the Incremental Effective Date:

Incremental Noteholder	Incremental Commitment
ETG Omni LLC	$25,000,000
EnTrust Magnolia Partners LP	$10,000,000

Total:	$35,000,000

Schedule I